UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

August 30, 2006

Date of report (Date of earliest event reported)

ADVO, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-11720	06-0885252
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

One Targeting Centre, Windsor, Connecticut 06095

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (860) 285-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01 Other Events

A press release issued by the Company on August 30, 2006 is attached as Exhibit 99.1. Also provided as Exhibit 99.2 is the communication sent by CEO Scott Harding to ADVO employees on August 30, 2006 and the transcript of an employee address given by the CEO on August 31, 2006 as Exhibit 99.3, each with respect to the matters discussed in the press release.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of ADVO, Inc. dated August 30, 2006.

99.2	CEO Communication to Employees dated August 30, 2006.

99.3	Transcript of CEO’s Employee Address on August 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVO, INC.
Date: August 31, 2006
	By	/s/ Stephen L. Palmer
Stephen L. Palmer
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of ADVO, Inc. dated August 30, 2006.

99.2	CEO Communication to Employees dated August 30, 2006.

99.3	Transcript of CEO’s Employee Address on August 31, 2006.